Exhibit 21.1

SUBSIDIARIES

Domestic Subsidiaries

1.	Boston Stock Exchange Clearing Corporation (incorporated in Massachusetts)
2.	Bwise Internal Control Inc. (incorporated in New York)
3.	Consolidated Securities Source LLC (organized in Delaware)
4.	Directors Desk, LLC (organized in Delaware)
5.	Dorsey, Wright & Associates, LLC (organized in Virginia)
6.	ExactEquity, LLC (organized in Delaware)
7.	Execution Access, LLC (organized in Delaware)
8.	FinQloud LLC (organized in Delaware)
9.	FINRA/NASDAQ Trade Reporting Facility LLC (organized in Delaware)
10.	FTEN, Inc. (incorporated in Delaware)
11.	GlobeNewswire, Inc. (incorporated in California)
12.	GraniteBlock, Inc. (incorporated in Delaware)
13.	Granite Redux, Inc. (incorporated in Delaware)
14.	Inet Futures Exchange, LLC (organized in Delaware)
15.	Kleos Managed Services Holdings, LLC (organized in Delaware)
16.	Kleos Managed Services, L.P. (organized in Delaware)
17.	NASDAQ Energy Futures, LLC (organized in Delaware)
18.	Nasdaq Execution Services, LLC (organized in Delaware)
19.	NASDAQ Futures, Inc. (incorporated in Pennsylvania)
20.	NASDAQ Global, Inc. (incorporated in Delaware)
21.	Nasdaq International Market Initiatives, Inc. (incorporated in Delaware)
22.	NASDAQ OMX BX Equities LLC (organized in Delaware)
23.	NASDAQ OMX BX, Inc. (incorporated in Delaware)
24.	NASDAQ OMX Commodities Clearing LLC (organized in Delaware)
25.	NASDAQ OMX Corporate Solutions, Inc. (incorporated in Delaware)
26.	NASDAQ OMX Corporate Solutions, LLC (organized in Delaware)
27.	NASDAQ OMX Event Technologies LLC (organized in Delaware)
28.	NASDAQ OMX Information, LLC (organized in Delaware)
29.	NASDAQ OMX PHLX LLC (organized in Delaware)
30.	NASDAQ OMX (San Francisco) Insurance LLC (organized in Delaware)
31.	NASDAQ Options Services, LLC (organized in Delaware)
32.	Nasdaq Technology Services, LLC (organized in Delaware)
33.	Norway Acquisition LLC (organized in Delaware)
34.	NPM Securities, LLC (organized in Delaware)
35.	The NASDAQ OMX Group Educational Foundation, Inc. (incorporated in Delaware) (non-profit)
36.	The NASDAQ Options Market LLC (organized in Delaware)
37.	The NASDAQ Private Market, LLC (organized in California)
38.	The NASDAQ Stock Market LLC (organized in Delaware)
39.	The Stock Clearing Corporation of Philadelphia (incorporated in Pennsylvania)

Foreign Subsidiaries*

1.	AB NASDAQ OMX Vilnius (organized in Lithuania)
2.	AS eCSD Expert (organized in Estonia)
3.	AS Eesti Väärtpaberikeskus (organized in Estonia)
4.	AS Latvijas Centralais depozitarijs (organized in Latvia)
5.	Bwise Beheer B.V. (organized in the Netherlands)
6.	Bwise B.V. (organized in the Netherlands)
7.	Bwise Development B.V. (organized in the Netherlands)
8.	Bwise Germany GmbH (organized in Germany)

9.	Bwise Holding B.V. (organized in the Netherlands)
10.	Bwise U.K. Ltd (organized in the United Kingdom)
11.	“Central Depository of Armenia” Open Joint Stock Company (organized in Armenia)
12.	Clearing Control CC AB (organized in Sweden)
13.	Eignarhaldsfelagid Verdbrefathing hf. (organized in Iceland)
14.	FTEN Europe Ltd (organized in the United Kingdom)
15.	Hugin AS (organized in Norway)
16.	Indxis Ltd (organized in the United Kingdom)
17.	Lithuanian Central Securities Depository (organized in Lithuania)
18.	Nasdaq Canada Inc. (organized in Canada)
19.	Nasdaq International Ltd (organized in the United Kingdom)
20.	“NASDAQ OMX Armenia” Open Joint Stock Company (organized in Armenia)
21.	NASDAQ OMX Australia Holding Pty Ltd (organized in Australia)
22.	NASDAQ OMX Broker Services AB (organized in Sweden)
23.	NASDAQ OMX Clearing AB (organized in Sweden)
24.	NASDAQ OMX Copenhagen A/S (organized in Denmark)
25.	NASDAQ OMX Corporate Solutions (India) Private Limited (organized in India)
26.	NASDAQ OMX Corporate Solutions International Limited (organized in the United Kingdom)
27.	NASDAQ OMX Exchange and Clearing Services AB (organized in Sweden)
28.	NASDAQ OMX Europe Ltd (organized in the United Kingdom)
29.	NASDAQ OMX France SAS (organized in France)
30.	NASDAQ OMX Germany GmbH (organized in Germany)
31.	NASDAQ OMX Helsinki Ltd (organized in Finland)
32.	NASDAQ OMX Holding AB (organized in Sweden)
33.	NASDAQ OMX Holding Denmark A/S (organized in Denmark)
34.	NASDAQ OMX Holding Luxembourg Sàrl (organized in Luxembourg)
35.	NASDAQ OMX Iceland hf. (organized in Iceland)
36.	NASDAQ OMX Korea Ltd. (organized in South Korea)
37.	NASDAQ OMX NLX Ltd (organized in the United Kingdom)
38.	NASDAQ OMX Nordic Ltd (organized in Finland)
39.	NASDAQ OMX Oslo ASA (organized in Norway)
40.	NASDAQ OMX Riga, AS (organized in Latvia)
41.	NASDAQ OMX (South East Asia & Pacific) Pte. Ltd. (organized in Singapore)
42.	NASDAQ OMX Stockholm AB (organized in Sweden)
43.	NASDAQ OMX Tallinn AS (organized in Estonia)
44.	NASDAQ OMX Teknoloji Servisi Limited Sirketi (organized in Turkey)
45.	Nasdaq Vilnius Services UAB (organized in Lithuania)
46.	OMX AB (organized in Sweden)
47.	OMX Ltd (organized in China)
48.	OMX Netherlands B.V. (organized in the Netherlands)
49.	OMX Netherlands Holding B.V. (organized in the Netherlands)
50.	OMX Pty Ltd (organized in Australia)
51.	OMX Technology AB (organized in Sweden)
52.	OMX Technology Canada Inc. (organized in Canada)
53.	OMX Technology Energy Systems AS (organized in Norway)
54.	OMX Technology Italy Srl (organized in Italy)
55.	OMX Technology Japan Ltd (organized in Japan)
56.	OMX Technology Ltd (organized in the United Kingdom)
57.	OMX Technology (UK) Ltd (organized in the United Kingdom)
58.	OMX Treasury AB (organized in Sweden)
59.	OMX Treasury Euro AB (organized in Sweden)
60.	OMX Treasury Euro Holding AB (organized in Sweden)

61.	Shareholder.com B.V. (organized in the Netherlands)
62.	SMARTS (Asia) Ltd (organized in China)
63.	SMARTS Broker Compliance Pty Ltd (organized in Australia)
64.	SMARTS Group Europe Ltd (organized in the United Kingdom)
65.	SMARTS Group Holdings Pty Ltd (organized in Australia)
66.	SMARTS Market Surveillance Pty Ltd (organized in Australia)
67.	Verdbrefaskraning Islands hf. (organized in Iceland)

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*The list of subsidiaries does not include foreign branches of particular subsidiaries.